Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Bank Accounts with Book Balances	MOR-1a	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1b		x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

March 2, 2015

Signature of Authorized Individual*	Date

Thomas R. Hillebrandt	Interim Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD JANUARY 15 to JANUARY 31, 2015

(In thousands)

Unaudited

MOR -1

	WS Inc.	WS Retail	WS Catalog	WS Gift card	Total company

Receipts:
	$—	$1,724	$430	$—	$2,154
Cash and checks	$—	$1,244	$—	$—	$1,244
Less: Fees	$—	$(20)	$—	$—	$(20)
Credit card	$—	$1,724	$430	$—	$2,154
Other	$12	$—	$—	$—	$12

Total receipts	$12	$2,949	$430	$—	$3,391

Cash Disbursements
Advertising	$24	$—	$1	$—	$25
Benefits/Medical	$243	$102	$2	$—	$347
Freight out	$—	$8	$—	$—	$8
Merchandise	$—	$3,268	$—	$—	$3,268
Other	$1,582	$133	$1	$—	$1,716
Payroll	$696	$1,155	$34	$—	$1,884
Property tax	$—	$24	$—	$—	$24
Rent	$86	$3,776	$—	$—	$3,862
Sales tax	$(1)	$2,673	$6	$—	$2,678
Temp help	$9	$7	$11	$—	$27

Total disbursements	$2,639	$11,146	$54	$—	$13,840

Net Operating Cash Flow	$(2,628)	$(8,197)	$376	$—	$(10,449)

Non-operating disbursements
Deposits	$1,500	$—	$—	$—	$1,500
Letter of credit	$—	$6,000	$—	$—	$6,000

Total Non-operating disbursements	$1,500	$6,000	$—	$—	$7,500

Net Cash Flow	$(4,128)	$(14,197)	$376	$—	$(17,949)

Disbursements for calculating US Trustee Quarterly Fees:
Total disbursements	$4,139	$17,146	$54	$—	$21,340

US Trustee Fees*	$10	$20	$0	$—	$30

*	US Trustee fees reflected in the table above are subject to chage as disbursements by debtor reflect only one month of the quarter

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

Schedule of Bank Accounts with Book Balances

Bank Account	CONSOLIDATED	WS INC(Co 01)	WS RETAIL(Co 02)	WS INTERNET(Co 03)	WS GC(Co 04)
11101 Cash On Hand	108,850	2,000	106,850	—	—
11201 Cash - B of A Main (0086)	11,203,122	11,203,122	—	—	—
11202 Cash - B of A A/P Expense Checks	(213,760)	(213,760)	—	—	—
11203 Cash - B of A A/P Merch Checks	(393,943)	(393,943)	—	—	—
11204 Cash - B of A A/P Expense (Retail)	(3,551,469)	—	(3,551,469)	—	—
11209 Cash - B of A (6096)	48,793	—	48,793	—	—
11211 American Express	151,854	—	151,854	—	—
11212 American Express - Internet	3,527	—	—	3,527	—
11213 Debit Card	382,745	—	382,745	—	—
11214 Cash - Wet Seal Inc Concentration (6128)	126,475	126,475	—	—	—
11217 M/C & Visa	301,261	—	301,261	—	—
11218 M/C & Visa - Internet	50,494	—	—	50,494	—
11219 Discover	22,418	—	22,418	—	—
11220 Discover - Internet	1,671	—	—	1,671	—
11221 Amazon Pay Phrase	5,105	—	—	5,105	—
11222 Amazon Retail	4,304	—	—	4,304	—
11223 ECA Checks	1,055	—	1,055	—	—
11224 Cash - BofA Payroll-WS1“Retail”	38,303	—	38,303	—	—
11225 Cash - BofA Payroll-WS2“Inc”	255,300	255,300	—	—	—
11227 Cash - Wells Fargo (2375)	62,575	—	62,575	—	—
11228 Cash - UMB (9215)	4,731	—	4,731	—	—
11229 Cash - Bank Of Hawaii (7696)	4,215	—	4,215	—	—
11230 Cash - ADP Refund Payroll Checks	(542)	—	(542)	—	—
11234 Cash - Southbank (0928)	5,466	—	5,466	—	—
11235 Cash - B of A (5505)	23,335	—	23,335	—	—
11240 Cash - Capital One (3024)	8,512	—	8,512	—	—
11241 Cash - Tri Counties Bank (4372)	508	—	508	—	—
11242 Cash - MB Financial (3400)	5,932	—	5,932	—	—
11245 Cash - IBC Bank (4224)	21,145	—	21,145	—	—
11255 Cash - TD Bank (5953)	1,230	—	1,230	—	—
11256 Cash - First Financial (2801)	166	—	166	—	—
11260 Cash - Citizens Bank & Trust (8685)	124	—	124	—	—
11261 Cash - Compass (3082)	7,141	—	7,141	—	—
11264 Cash - Canandaigua Bank (6124)	185	—	185	—	—
11268 Cash - Wells Fargo (7711)	10,077	—	10,077	—	—
11270 Cash - First Citizens (7493)	4,017	—	4,017	—	—
11271 Cash - PNC (3713)	10,418	—	10,418	—	—
11273 Cash - BofA - Nations (5143)	86,271	—	86,271	—	—
11278 Cash - Citibank- Cigna Dental	3,983	3,983	—	—	—
11280 Cash - PayPal	16,658	16,658	—	—	—
11282 Cash - M & T /Wilmington (2422)	4,732	—	4,732	—	—
11286 Cash - Citibank (4202)	4,756	—	4,756	—	—
11288 Cash - Wheatland Bank (2722)	2,522	—	2,522	—	—
11290 Cash - Fidelity (4364)	187	—	187	—	—
11292 Cash - Eastern Bank (1173)	226	—	226	—	—
11293 Cash - Citizens Bank of Florida (9439)	127	—	127	—	—
11294 Cash - American Savings (1847)	3,148	—	3,148	—	—
11295 Cash - Arvest (6134)	219	—	219	—	—
11296 Cash - Asheville Savings (1488)	119	—	119	—	—
11298 Cash - Prosperity Bank (3019)	2,991	—	2,991	—	—
11305 Cash - B of A Flex Ben (3869)	91	—	91	—	—
11306 Cash - B of A LC (5600)	14,769	—	14,769	—	—
11401 Cash - Metro Bank (2331)	106	—	106	—	—
11403 Cash - Commerce (1282)	4,344	—	4,344	—	—
11404 Cash - CoreFirst Bank (1670)	3,147	—	3,147	—	—
11406 Cash - Central State (3180)	189	—	189	—	—
11407 Cash - Central Pacific Bank (0497)	171	—	171	—	—
11410 Cash - MainSource (8985)	4,496	—	4,496	—	—
11412 Cash - Banco Popular (2034)	3,404	—	3,404	—	—
11415 Cash - Bank Champaign (2168)	542	—	542	—	—
11416 Cash - Bank Plus (2621)	176	—	176	—	—
11440 Cash - JPM Chase (5732)	39,383	—	39,383	—	—
11448 Cash - Bristol County Savings (3031)	106	—	106	—	—
11450 Cash - BB & T (4524)	1,263	—	1,263	—	—
11451 Cash - Bristol County Savings (3031)	307	—	307	—	—
11462 Cash - Centrue Bank (2379)	304	—	304	—	—
11464 Cash - First Financial Bank (0953)	178	—	178	—	—
11465 Cash - First Commonwealth (8971)	181	—	181	—	—
11466 Cash - Prosperity (0562)	172	—	172	—	—
11468 Cash - First Niagara (2865)	444	—	444	—	—
11477 Cash - Citibank (9462)	6,631	—	6,631	—	—
11483 Cash - Cole Taylor (6577)	4,594	—	4,594	—	—
11487 Cash - US Bank (6180)	24,212	—	24,212	—	—
11493 Cash - First Place (6590)	198	—	198	—	—
11494 Cash - Frost National (2394)	176	—	176	—	—
11495 Cash - Comerica (5247)	5,245	—	5,245	—	—
11505 Cash - Bremer (1137)	(678)	—	(678)	—	—
11508 Cash - NBT Bank (0419)	177	—	177	—	—
11537 Cash - First National - Utah (8801)	154	—	154	—	—
11538 Cash - First Sentry (2195)	3,051	—	3,051	—	—
11539 Cash - First National of Burleson (7881)	102	—	102	—	—
11570 Cash - Plains Commerce (3268)	2,630	—	2,630	—	—
11571 Cash - PNC (5029)	18,118	—	18,118	—	—
11573 Cash - Huntington National (0721)	2,302	—	2,302	—	—
11577 Cash - 5/3 Bank (4021)	5,054	—	5,054	—	—
11581 Cash - Key Bank (7205)	6,629	—	6,629	—	—
11599 Cash - BMO Harris (9030)	783	—	783	—	—
11602 Cash - Pennstar Bank (1641)	126	—	126	—	—
11603 Cash - People’s United (2442)	120	—	120	—	—
11604 Cash - Pioneer Natl of Duluth (5500)	181	—	181	—	—
11605 Cash - Sovereign (6840)	2,674	—	2,674	—	—
11606 Cash - Sovereign (7956)	7,644	—	7,644	—	—
11607 Cash - B of A - La Salle (5141)	10,171	—	10,171	—	—
11609 Cash - Citizens (2501)	5,908	—	5,908	—	—
11634 Cash - Sun National (8134)	397	—	397	—	—
11635 Cash - Suntrust (7978)	13,112	—	13,112	—	—
11651 Cash - BofA Inv (Cash/Cash Eq)	5,070,454	5,070,454	—	—	—
11652 Cash - UBS Money Market	100,037	100,037	—	—	—
11664 Cash - Salem Five (1098)	2,511	—	2,511	—	—
11669 Cash - First American (4601)	1,116	—	1,116	—	—
11675 Cash - Bank Financial (3903)	5,154	—	5,154	—	—
11684 Cash - Regions (4895)	33,952	—	33,952	—	—
11686 Cash - Umpqua (1802)	379	—	379	—	—
11687 Cash - Valley National Bank (9151)	2,347	—	2,347	—	—

	14,250,713	16,170,326	(1,984,714)	65,101	—

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
None paid for the reporting period.

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

MOR - 2
Debtor Income Statement-By Entity
For the Month Ended January 31, 2015
(In thousands)

		01	02	03	04
	CONSOLIDATED	WS INC(Co 01)	WS RETAIL(Co 02)	WS INTERNET(Co 03)	WS GC(Co 04)
Unaudited	Actual	Actual	Actual	Actual	Actual
Sales	5,409	—	4,948	461	—

Cost of Sales	2,222	—	2,096	125	—
Buying	194	194	—	—	—
Planning/Allocation	53	53	—	—	—
Warehouse	171	—	171	—	—
Occupancy	1,840	—	1,840	—	—

Total Cost of Sales	4,479	247	4,107	125	—

Gross Profit	930	(247)	841	336	—

Gross Profit (Retail)	3,187	—	2,852	336	—

S,G & A
Selling-Store Expense	3,136	—	2,898	230	7
Selling-Field Support	208	—	208	—	—
Gen & Admin Expense	2,813	2,716	29	67	—

Total S,G&A Expenses	6,157	2,716	3,136	297	7

Operating (Loss) Income	(5,227)	(2,963)	(2,295)	38	(7)

Interest Exp , Net	(98)	(98)	—	—	—

(Loss) Inc Cont Ops B4 Tax	(5,325)	(3,061)	(2,295)	38	(7)

Inc Tax Provision	31	31	—	—	—

(Loss) Inc from Cont Ops	(5,356)	(3,092)	(2,295)	38	(7)

Net Inc (Loss) Disc Ops	—	—	—	—	—

Net (Loss) Inc-CS	(5,356)	(3,092)	(2,295)	38	(7)

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

MOR - 3
Balance Sheet-By Entity-Condensed
January 31, 2015

		01	02	03	04
	CONSOLIDATED	WS INC(Co 01)	WS RETAIL(Co 02)	WS INTERNET(Co 03)	WS GC(Co 04)
	Actual	Actual	Actual	Actual	Actual
Assets

Current Assets:
Cash And Cash Equivalents	14,250,713	16,170,326	(1,984,714)	65,101	0
Other Receivables	5,627,631	4,906,596	695,847	0	25,188

Merchandise Inventories	8,926,848	0	7,574,189	1,352,659	0

Prepaid Expenses	8,009,811	3,471,397	4,538,414	0	0

Total Current Assets	36,815,003	24,548,319	10,823,736	1,417,760	25,188

Equipment And Leasehold Improvements:
Leasehold Improvements	24,119,807	2,812,955	21,289,201	17,651	0
Furniture, Fixtures And Equipment	39,727,770	20,883,844	15,619,419	3,224,507	0
Construction In Progress	1,682,744	895,547	787,197	0	0
Less Accumulated Depreciation	(44,472,026)	(19,219,394)	(23,033,571)	(2,219,061)	0

Net Equipment And Leasehold Improvements	21,058,295	5,372,952	14,662,246	1,023,097	0

Other Assets:
Other Assets and CEO Retirement Plan	1,914,360	1,706,157	206,203	2,000	0

Total Other Assets	1,914,360	1,706,157	206,203	2,000	0

Total Assets	59,787,658	31,627,428	25,692,185	2,442,857	25,188

Liabilities And Stockholders’ (Deficit) Equity

Current Liabilities:
Accounts Payable-Merchandise
Subject to compromise	8,019,127	0	6,014,345	2,004,782	0
Not subject to compromise	544,260	0	408,195	136,065	0
Accounts Payable
Subject to compromise	7,710,166	169,886	7,254,082	286,198	0
Not subject to compromise	2,465,200	1,175,499	1,137,708	138,026	13,967
Accrued Liabilities
Subject to compromise	3,119,302	78,661	3,040,641	0	0
Not subject to compromise	13,725,330	1,126,925	9,000,150	273,644	3,324,611
S-T Portion of Notes/Warrants/Derivatives	15,765,185	15,765,185	0	0	0
Unamortized Debt Discount - Current	(2,352,897)	(2,352,897)	0	0	0

Short-Term Deferred Rent	1,317,292	0	1,317,292	0	0
Intercompany AP/AR - NET	1	193,500,202	(132,640,247)	(69,215,453)	8,355,499

Total Current Liabilities	50,312,966	209,463,461	(104,467,834)	(66,376,738)	11,694,077

Long Term Liabilities:
Convertible Notes - Long Term	13,150,000	13,150,000	0	0	0
Unamortized Debt Discount - Long-Term	(1,211,025)	(1,211,025)	0	0	0
Deferred Rent	11,011,490	0	11,011,490	0	0

Total Long Term Liabilities	22,950,465	11,938,975	11,011,490	0	0

Total Liabilities	73,263,431	221,402,436	(93,456,344)	(66,376,738)	11,694,077

Stockholders’ (Deficit) Equity:
Common Stock	8,459,234	8,459,234	0	0	0
Paid-In Capital	218,818,803	218,818,803	0	0	0
Retained Earnings	(157,863,950)	(370,728,421)	159,068,328	64,916,244	(11,120,101)
Current Period Earnings	(82,834,240)	(46,269,004)	(39,919,799)	3,903,351	(548,788)
Less Cost Of Treasury Stock	(55,620)	(55,620)	0	0	0

Total Stockholders’ (Deficit) Equity	(13,475,773)	(189,775,008)	119,148,529	68,819,595	(11,668,889)

Total Liabilities And Stockholders’ Equity	59,787,658	31,627,428	25,692,185	2,442,857	25,188

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

STATUS OF POSTPETITION TAXES

The Wet Seal, Inc.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	—	204,293	204,293	—
FICA-Employee	—	127,339	127,339	—
FICA-Employer	—	127,339	127,339	—

Total Federal Taxes	—	458,972	458,972	—

State and Local
Withholding	—	67,743	67,743	—
Sales	—	244,752	176,920	67,832
Unemployment	—	7,155	7,155	—
Income	—	30,945	—	30,945
Personal Property	—	12,427	—	12,427
Total State and Local	—	363,022	251,818	111,204

Total Taxes	—	821,994	710,790	111,204

SUMMARY OF UNPAID POSTPETITION DEBTS

The Wet Seal, Inc.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,511,145	—				1,511,145
Wages Payable	680,825	—				680,825
Taxes Payable	111,204	—				111,204
Rent/Leases-Building	—	2,043,204				2,043,204
Professional Fees	1,051,815	—				1,051,815

Total Postpetition Debts	3,354,989	2,043,204	—	—	—	5,398,193

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 1/15/2015 to 1/31/2015

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X